EXHIBIT 32.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Security Biometrics, Inc., (the "Company") on Form 10-QSB for the six month period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2     The  information  contained  in  the  Report  fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  February  10,  2004     /s/  William  Moore
                               -------------------
                               Name:  William  Moore,  Chief  Financial  Officer


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